MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                           #16492 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield New Jersey Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.911 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 5.88%, based on a month-end net asset value of $15.49 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.87%, based on a change in per share net asset value from $15.10 to $15.49, and assuming reinvestment of $0.908 per share income dividends.

For the six months ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.10%, based on a change in per share net asset value from $14.90 to $15.49, and assuming reinvestment of $0.461 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.28%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
The Fund finished the 12-month period ended October 31,1997 with a stable and competitive dividend stream and a large core position in high-quality, income-oriented securities. We invested over 86% of the Fund's net assets in securities backed by bond insurance and rated in the top rating category by either Moody's Investors Service, Inc. or Standard & Poor's Rating Services. Our investment strategy was divided between seeking to improve average call protection and employing a range-bound approach to interest rate fluctuations, which entails reducing market exposure during periods of strength and utilizing times of weakness as an opportunity to lock in attractive yields.

New-issue volume in New Jersey for the 12 months ended October 31, 1997 totaled $8.18 billion, representing a sharp jump from the $5.89 billion issued the prior year. Included in this total are the $2.75 billion Federally taxable bonds issued to eliminate the state pension systems' unfunded obligations.

The New Jersey economy continued to exhibit signs of strength in line with the growth evident on the national level. The unemployment rate at the end of September 1997 was at 5.4%, sharply lower than the 6.2% rate at the end of September 1996. Median family and household income totals continued to exceed the national average by a significant margin. In June, Governor Whitman signed a state budget for the fiscal year starting July 1, 1997, which is a 5% increase over the previous year's budget.

In our April shareholder report, we cited concern over FRB monetary policy as justification for a more cautious investment outlook. Since that time, the bond market was buffeted by shifting perceptions over the sustainability of economic growth and the resurgence of inflation. While the US economy consistently exhibited surprising strength and durability at this late stage in the expansion, most inflationary measures continue to demonstrate an economy operating without any significant capacity constraints. These circumstances presented a favorable backdrop for bonds and, as a result, we preferred to keep the Fund fully invested. Recent evidence of continued solid economic growth, accompanied by increasingly tight labor markets, suggest that the need for a more restrictive monetary policy has risen. These developments would usually cause us to become more cautious and implement an investment strategy designed to preserve the gains achieved thus far. However, the recent volatility in world equity markets resulted in a flight to quality causing long-term interest rates to decline to their lows of the year. Consequently, the risk of a further monetary policy tightening has receded. In our view, until the full impact of the world equity markets' correction can be determined, our adoption of a more neutral positioning for the Fund seems appropriate. We will continue to seek to provide and maintain an attractive dividend.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 8, 1997



We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniYield New Jersey Insured Fund, Inc. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager. Prior thereto, he was employed by Chemical Bank as Vice President in their Tax-Exempt Bond Division.



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield New Jersey Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                         Shares            Shares Withheld
                                                                                        Voted For            From Voting

1. To elect the Fund's Board of Directors:                    Edward H. Meyer            8,011,416              156,561
                                                              Jack B. Sunderland         8,010,750              157,227
                                                              J. Thomas Touchton         8,012,949              155,028
                                                              Arthur Zeikel              8,010,093              157,884


                                                                            Shares            Shares Voted          Shares Voted
                                                                           Voted For            Against                Abstain

2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                7,920,623            78,831                 168,523

During the six-month period ended October 31, 1997, MuniYield New Jersey Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:


                                                                                         Shares            Shares Withheld
                                                                                        Voted For            From Voting

1. To elect the Fund's Board of Directors:                    Donald Cecil                2,053                  117
                                                              M. Colyer Crum              2,053                  117
                                                              Edward H. Meyer             2,053                  117
                                                              Jack B. Sunderland          2,053                  117
                                                              J. Thomas Touchton          2,053                  117
                                                              Arthur Zeikel               2,053                  117


                                                                            Shares           Shares Voted            Shares Voted
                                                                           Voted For            Against                Abstain

2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                  2,144                26                     0






MuniYield New Jersey Insured Fund, Inc.                                                                           October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)

S&P       Moody's        Face                                                                                             Value
Ratings   Ratings       Amount                                       Issue                                              (Note 1a)

New Jersey -- 98.3%

AAA        Aaa         $4,600  Atlantic City, New Jersey, Board of Education, GO, UT, 6.15% due 12/01/2002 (d)(f)         $5,070
AAA        Aaa          2,000  Atlantic City, New Jersey, Board of Education, GO, UT, 6.15% due 12/01/2002 (d)(f)          2,204
AAA        Aaa          6,000  Bergen County, New Jersey, Utilities Authority, Water PCR, Series A, 6.50% due
                               6/15/2002 (b)(f)                                                                            6,660
AA         NR*          1,135  Bernards Township, New Jersey, School District, Refunding, UT, 5.30% due 1/01/2020          1,135
AAA        Aaa          3,350  Brick Township, New Jersey, Municipal Utilities Authority, Revenue Refunding Bonds,
                               5% due 12/01/2016 (b)                                                                       3,250
AAA        Aaa          4,875  Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                               Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (c)     5,562
AAA        Aaa          3,010  Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)                 3,391
AAA        Aaa          1,000  Delaware River Port Authority, Pennsylvania and New Jersey Revenue Bonds, Series 1995,
                               5.50% due 1/01/2026 (b)                                                                     1,008
                               Essex County, New Jersey, Improvement Authority Revenue Bonds:
AAA        Aaa          2,800  (Irvington Township School District), 6.625% due 10/01/2002 (e)(f)                          3,138
AAA        Aaa          2,245  (Orange Township School District), UT, Series B, 6.95% due 7/01/2014 (c)                    2,592
AAA        Aaa          1,120  (Parking Facility), 6.20% due 7/01/2022 (c)                                                 1,197
AAA        Aaa          2,450  Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2005 (c)(f):             2,801
AAA        Aaa          3,630  Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue Refunding
                               Bonds, 6.20% due 8/01/2019 (c)                                                              3,912
AAA        Aaa          7,600  Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due
                               12/01/2021 (c)                                                                              8,291
AAA        Aaa          4,750  Jersey City, New Jersey, Sewer Authority, Revenue Refunding Bonds, 6.25% due
                               1/01/2014 (d)                                                                               5,363
NR*        NR*          5,750  Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding
                               Bonds (Amerada Hess), 6.875% due 12/01/2022                                                 6,274
AAA        Aaa          1,735  Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Refunding Bonds,
                               Series A, 5.25% due 12/01/2011 (b)                                                          1,772
NR*        VMIG1+         700  New Jersey EDA, Dock Facilities Revenue Refunding Bonds (Bayonne/IMTT Project),
                               VRDN, Series A, 3.55% due 12/01/2027 (a)                                                      700
NR*        Aa1            600  New Jersey EDA, Economic Development Revenue Bonds (400 International Drive
                               Partners), VRDN, 3.45% due 9/01/2005 (a)                                                      600
AAA        Aaa          2,305  New Jersey EDA, Educational Testing Services Revenue Bonds, Series B, 6.125%
                               due 5/15/2015 (c)                                                                           2,453
AAA        Aaa          4,500  New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds (NUI Corp.), Series A,
                               6.35% due 10/01/2022 (d)                                                                    4,951
                               New Jersey EDA, Revenue Bonds (e):
AAA        Aaa          2,000  (Clara Maass Health Systems), 5% due 7/01/2025                                              1,916
AAA        Aaa          2,835  Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024                                3,126
AAA        Aaa          1,150  (State Contract Economic Recovery), Series A, 6% due 3/15/2021                              1,221
                               New Jersey EDA, Revenue Bonds (Saint Barnabas Project) (c):
NR*        Aaa          5,195  5.60%** due 7/01/2020                                                                       1,560
NR*        Aaa          6,665  5.60%** due 7/01/2021                                                                       1,884
                               New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA        Aaa          1,495  (Bayshore Community Hospital), Series A, 6.50% due 7/01/2015 (c)                            1,573
AAA        Aaa          6,355  (Holy Name Hospital), Series B, 6.75% due 7/01/2000 (d)(f)                                  6,774
AAA        Aaa          5,445  (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                            5,875
AAA        Aaa          2,000  Refunding (AHS Hospital Corporation), Series A, 5% due 7/01/2016 (d)                        1,952
BBB        Baa2         1,200  Refunding (Englewood Hospital and Medical Center), 6.70% due 7/01/2015                      1,295
AAA        Aaa          3,685  Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (b)                             3,991
BBB+       NR*          3,500  Refunding (Holy Name Hospital), 6% due 7/01/2025                                            3,599
AAA        Aaa          4,000  Refunding (JFK Health Systems Obligation Group), 6.70% due 7/01/2021 (b)                    4,342
BBB        Baa2         4,000  Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                     4,117
                               New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                               (Convention Center), Series A (c):
AAA        Aaa          2,000  6.60% due 7/01/2015                                                                         2,206
AAA        Aaa          8,630  6.25% due 7/01/2020                                                                         9,312
                               New Jersey State Educational Facilities Authority Revenue Bonds:
BBB        Baa2         2,030  (Monmouth University), Series C, 5.75% due 7/01/2017                                        2,070
AAA        Aaa          2,000  (Montclair State University), Series E, 6.50% due 7/01/2021 (d)                             2,155
AAA        Aaa          3,860  New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                               AMT, Series M, 7% due 10/01/2026 (c)                                                        4,179
                               New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                               Refunding Bonds:
AAA        NR*          3,700  (Presidential Plaza), 7% due 5/01/2030 (g)                                                  3,998
AAA        Aaa          4,750  Series A, 6.05% due 11/01/2020 (d)                                                          4,945
AAA        Aaa          5,350  New Jersey State Transportation Corporation, COP (Raymond Plaza East, Incorporated),
                               6.50% due 10/01/2016 (e)                                                                    5,942
AAA        Aaa          5,000  New Jersey Wastewater Treatment Trust, Loan Insured Revenue Bonds, Series B, 6.25%
                               due 5/01/2012 (c)                                                                           5,422
AAA        Aaa          3,500  North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due 8/01/2022 (b)           3,440
AAA        Aaa          1,600  North Jersey District Water Supply Commission, Refunding (Wanaque North Project),
                               5.125% due 11/15/2017 (c)                                                                   1,575
AAA        Aaa          3,490  Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds, Series A,
                               6.40% due 12/15/2002 (b)(f)                                                                 3,888
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-        A1           1,000  93rd Series, 6.125% due 6/01/2094                                                           1,112
AAA        Aaa          3,500  96th Series, AMT, 6.60% due 10/01/2023 (b)                                                  3,819
AAA        Aaa          4,000  Refunding, 97th Series, AMT, UT, 6.65% due 1/15/2023 (b)                                    4,375
AAA        Aaa          4,000  Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.635%
                               due 1/15/2017 (e)(h)                                                                        4,395
                               Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                               (Versatile Structure Obligation), VRDN (a):
A1         VMIG1+       1,300  Refunding, Series 1R, AMT, 3.70% due 8/01/2028                                              1,300
A1+        VMIG1+         990  Series 3, 3.65% due 6/01/2020                                                                 990
A1+        VMIG1+         700  Series 5, 3.65% due 8/01/2024                                                                 700
AAA        Aaa          1,180  South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40% due
                               8/01/2005 (b)(f)                                                                            1,329
                                                                                                                        --------
Total Investments (Cost -- $169,575) -- 98.3%                                                                            182,701

Other Assets Less Liabilities -- 1.7%                                                                                      3,067
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                    $185,768
                                                                                                                        ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) Prerefunded.
(g) FHA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at the right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $169,575,431) (Note 1a)                           $182,700,600
                      Receivables:
                      Interest                                                                   $3,385,728
                      Securities sold                                                                10,000          3,395,728
                                                                                               ------------
                      Prepaid expenses and other assets                                                                  5,799
                                                                                                                  ------------
                      Total assets                                                                                 186,102,127
                                                                                                                  ------------

Liabilities:          Payables:
                      Investment adviser (Note 2)                                                                       83,748
                      Dividends to shareholders (Note 1f)                                            34,899            118,647
                                                                                               ------------
                      Accrued expenses and other liabilities                                                           215,768
                                                                                                                  ------------
                      Total liabilities                                                                                334,415
                                                                                                                  ------------

Net Assets:           Net assets                                                                                  $185,767,712
                                                                                                                  ============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,240 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                          $56,000,000
                      Common Stock, par value $.10 per share (8,379,196 shares issued
                      and outstanding)                                                             $837,920
                      Paid-in capital in excess of par                                          117,046,671
                      Undistributed investment income -- net                                        925,300
                      Accumulated realized capital losses on investments -- net                  (2,167,348)
                      Unrealized appreciation on investments -- net                              13,125,169
                                                                                               ------------
                      Total -- Equivalent to $15.49 net asset value per share of Common Stock
                      (market price -- $15.8125)                                                                   129,767,712
                                                                                                                  ------------
                      Total capital                                                                               $185,767,712
                                                                                                                  ============
                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                               For the Year Ended
                                                                                                                October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                     $10,703,572
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                     $918,104
                      Commission fees (Note 4)                                               141,971
                      Professional fees                                                       68,169
                      Accounting services (Note 2)                                            57,617
                      Transfer agent fees                                                     37,698
                      Directors' fees and expenses                                            22,590
                      Listing fees                                                            16,264
                      Printing and shareholder reports                                        13,960
                      Custodian fees                                                          10,531
                      Pricing fees                                                             7,931
                      Amortization of organization expenses (Note 1e)                          2,872
                      Other                                                                   15,524
                                                                                         -----------
                      Total expenses                                                                                 1,313,231
                                                                                                                   -----------
                      Investment income -- net                                                                       9,390,341
                                                                                                                   -----------

Realized &            Realized gain on investments -- net                                                              608,732
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                        2,470,278
Investments -- Net                                                                                                 -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                         $12,469,351
                                                                                                                   ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                             October 31,
Increase (Decrease) in Net Assets:                                                                      1997            1996

Operations:            Investment income -- net                                                     $9,390,341      $9,263,389
                       Realized gain (loss) on investments -- net                                      608,732      (1,107,727)
                       Change in unrealized appreciation on investments -- net                       2,470,278         898,090
                                                                                                --------------  --------------
                       Net increase in net assets resulting from operations                         12,469,351       9,053,752
                                                                                                --------------  --------------

Dividends to           Investment income -- net:
Shareholders           Common Stock                                                                 (7,549,301)     (7,293,937)
(Note 1f):             Preferred Stock                                                              (1,727,530)     (1,926,086)
                                                                                                --------------  --------------
                       Net decrease in net assets resulting from dividends to shareholders          (9,276,831)     (9,220,023)
                                                                                                --------------  --------------

Capital Stock          Value of shares issued to Common Stock shareholders in reinvestment
Transactions           of dividends                                                                  1,627,040         475,113
(Note 4):                                                                                       --------------  --------------
                       Net increase in net assets derived from capital stock transactions            1,627,040         475,113
                                                                                                --------------  --------------

Net Assets:            Total increase in net assets                                                  4,819,560         308,842
                       Beginning of year                                                           180,948,152     180,639,310
                                                                                                --------------  --------------
                       End of year*                                                               $185,767,712    $180,948,152
                                                                                                ==============  ==============

                     * Undistributed investment income -- net                                         $925,300        $811,790
                                                                                                ==============  ==============

                       See Notes to Financial Statements.






Financial Highlights



The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended October 31,
                                                                    1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year            $15.10      $15.12      $13.60      $16.30      $14.14
Operating                                                       ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                        1.13        1.12        1.13        1.13        1.11
                     Realized and unrealized gain (loss) on
                     investments -- net                               .38        (.03)       1.52       (2.67)       2.21
                                                                ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                1.51        1.09        2.65       (1.54)       3.32
                                                                ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net                        (.91)       (.88)       (.87)       (.93)       (.86)
                     Realized gain on investments -- net               --          --          --        (.03)         --
                                                                ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions to Common
                     Stock shareholders                              (.91)       (.88)       (.87)       (.96)       (.86)
                                                                ---------   ---------   ---------   ---------   ---------
                     Effect of Preferred Stock activity:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                        (.21)       (.23)       (.26)       (.19)       (.17)
                     Realized gain on investments -- net               --          --          --        (.01)         --
                     Capital charge resulting from issuance of
                     Preferred Stock                                   --          --          --          --        (.13)
                                                                ---------   ---------   ---------   ---------   ---------
                     Total effect of Preferred Stock activity        (.21)       (.23)       (.26)       (.20)       (.30)
                                                                ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                  $15.49      $15.10      $15.12      $13.60      $16.30
                                                                =========   =========   =========   =========   =========
                     Market price per share, end of year         $15.8125     $14.750     $14.125      $11.25      $16.50
                                                                =========   =========   =========   =========   =========

Total Investment     Based on market price per share                13.77%      10.93%      33.88%     (27.05%)     16.25%
Return:*                                                        =========   =========   =========   =========   =========
                     Based on net asset value per share              8.87%       6.09%      18.55%     (10.73%)     21.83%
                                                                =========   =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                   .72%        .72%        .72%        .75%        .57%
Net Assets:**                                                   =========   =========   =========   =========   =========
                     Expenses                                         .72%        .72%        .72%        .75%        .72%
                                                                =========   =========   =========   =========   =========
                     Investment income -- net                        5.12%       5.13%       5.36%       5.14%       5.19%
                                                                =========   =========   =========   =========   =========
Supplemental         Net assets, net of Preferred Stock,
Data:                end of year (in thousands)                  $129,768    $124,948    $124,639    $112,110    $133,555
                                                                =========   =========   =========   =========   =========
                     Preferred Stock outstanding, end of year
                     (in thousands)                               $56,000     $56,000     $56,000     $56,000     $56,000
                                                                =========   =========   =========   =========   =========
                     Portfolio turnover                             26.16%      37.08%      39.36%      21.47%       9.10%
                                                                =========   =========   =========   =========   =========

Leverage:            Asset coverage per $1,000                     $3,317      $3,231      $3,226      $3,002      $3,385
                                                                =========   =========   =========   =========   =========

Dividends Per Share  Investment income -- net                        $771        $860        $956        $708        $599
On Preferred Stock                                              =========   =========   =========   =========   =========
Outstanding:+

                   *  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   +  Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                      December 1, 1994.

                      See Notes to Financial Statements.




MuniYield New Jersey Insured Fund, Inc.               October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $46,421,783 and $52,211,051, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                  Realized
                                   Gains                Unrealized
                                 (Losses)                 Gains

Long-term investments           $1,699,978              $13,125,169
Financial futures contracts     (1,091,246)                      --
                               -----------              -----------
Total                             $608,732              $13,125,169
                               ===========              ===========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $13,125,169, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $169,575,431.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 increased by 105,792 and 32,237, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.25%.

As of October 31, 1997, there were 2,240 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $117,522 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077734 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New Jersey
Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 8, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MJI